April 19, 2011

                          TOUCHSTONE FUNDS GROUP TRUST

                     TOUCHSTONE CORE PLUS FIXED INCOME FUND

                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 28, 2011

         NOTICE OF CHANGES TO THE TOUCHSTONE CORE PLUS FIXED INCOME FUND

On April 12, 2011, the Board of Trustees of Touchstone Funds Group Trust approved a change of sub-advisor to the Core Plus Fixed Income Fund (the "Fund"). On April 19, 2011 (the "Effective Date"), the Fund's sub-advisor changed from Bradford & Marzec LLC to EARNEST Partners LLC (the "Sub-Advisor" or "EARNEST Partners"). All references to "Bradford & Marzec" in the prospectus are replaced with EARNEST Partners. EARNEST Partners will serve as the interim sub-advisor to the Fund for a period of up to 150 days from the Effective Date. Further information regarding EARNEST Partners and the new portfolio managers of the Fund can be found below.

EARNEST Partners is an SEC-registered advisor located at 1180 Peachtree Street, Suite 2300, Atlanta, GA, 30309, which also serves as sub-advisor to the Touchstone Large Cap Relative Value Fund. As sub-advisor, EARNEST Partners makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2010, EARNEST Partners had approximately $17.3 billion in assets under management.

The Fund is managed by Douglas Folk, CFA and Chris Fitze, CFA.

Mr. Folk, Partner, has been with EARNEST Partners since 1999. His prior experience includes ten years of portfolio management with Southern Farm Bureau Life Insurance Company, where he was responsible for the company's fixed-income portfolio. He has over twenty years of investment experience.

Mr. Fitze, Portfolio Manager and Research Analyst, is part of the Investment Management team and has been with EARNEST Partners since 2003. He has over seven years of investment experience.

         THE FOLLOWING CHANGES WILL TAKE PLACE EFFECTIVE APRIL 19, 2011.

THE NAME OF THE CORE PLUS FIXED INCOME FUND IS CHANGED TO THE TOUCHSTONE TOTAL RETURN BOND FUND.

PLEASE REPLACE THE SECTION ENTITLED "THE FUND'S PRINCIPAL INVESTMENT STRATEGIES" WITH THE FOLLOWING:

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Total Return Bond Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in fixed income securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Fixed income securities consist of U.S. government obligations, corporate debt obligations, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, non-investment grade corporate debt obligations, structured notes and foreign government debt obligations. U.S. and foreign government obligations include direct government obligations and those of government agencies and instrumentalities. Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments of U.S. and foreign corporations. Investment grade fixed income securities include securities rated BBB- or higher by Standard & Poor's Corporation ("S&P") or Baa3 or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined by the sub-advisor, EARNEST Partners LLC ("EARNEST"), to be of comparable quality. The Fund may purchase foreign government securities of both developed and emerging market countries. The Fund will generally invest at least 80% of its total assets in investment-grade debt securities including sovereign debt obligations of developed countries, but may invest up to 20% of its total assets in non-investment grade debt securities, which are sometimes referred to as "junk bonds", including government securities of emerging market countries and non-investment grade corporate bonds. The Fund may invest up to 20% of its assets in securities denominated in a foreign currency.

In selecting investments for the Fund, EARNEST employs a bottom-up investment process that seeks to maximize duration-adjusted total return by investing in market sectors or securities it considers undervalued for their risk characteristics. EARNEST accomplishes this through the implementation of a proprietary "GAP" Framework, fundamental review and risk management process. The first step involves a screening of the investible universe applying EARNEST's proprietary GAP model that calculates expected yield levels for various sectors and securities in comparison to actual yield levels. The GAP Framework analysis incorporates such factors as quality, duration, liquidity, and the relationship between price and yield. The second step involves in-depth, fundamental security analysis which focuses on credit risk, cash flow risk, credit spread volatility, the historical yield relationship between a security and the corresponding benchmark, and current market technical forces (i.e. supply and demand factors). The third and final step of the investment process integrates EARNEST's risk management techniques and fundamental analysis to construct a portfolio that strives to maximize yield while minimizing the risks inherent in fixed income investing. The portfolio is diversified, holding 50 to 150 securities. Securities are sold once valuation targets are met, a fundamental change to EARNEST's credit analysis occurs, or to alter the overall risk characteristics of the portfolio.

The securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms. In addition, these securities may make principal payments that are fixed, variable or both. The Fund may also invest in zero coupon securities.

PLEASE REPLACE THE SECTION ENTITLED "THE FUND'S FEES AND EXPENSES" WITH THE
FOLLOWING:

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     Class A       Class C       Class Y      Institutional
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)     4.75%         None          None         None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)        None          1.00%         None         None
Wire Redemption Fee                                   Up to $15     Up to $15     None         None
-----------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

-----------------------------------------------------------------------------------------------------------
Management Fees(1)                                    0.35%         0.35%         0.35%        0.35%
Distribution and/or Service (12b-1) Fees              0.25%         1.00%         None         None
Other Expenses                                        0.90%         0.87%         0.91%        0.78%
Acquired Fund Fees and Expenses2                      0.02%         0.02%         0.02%        0.02%
Total Annual Fund Operating Expenses                  1.52%         2.24%         1.28%        1.15%
Fee Waiver and/or Expense Reimbursement(3)            0.60%         0.57%         0.61%        0.63%
Total Annual Fund Operating Expenses After Fee
    Waiver and/or Expense Reimbursement(4)            0.92%         1.67%         0.67%        0.52%
-----------------------------------------------------------------------------------------------------------

(1) "Management Fees" have been restated to reflect that the Board of Trustees approved a change to the Fund's advisory fee schedule effective April 19, 2011. Under the previous fee schedule, the Fund paid a fee of 0.45% of the first $100 million of average net assets, 0.425% of the next $150 million of average net assets and 0.40% on assets over $250 million. Under the amended fee schedule, the Fund pays a fee of 0.35%.

(2) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.90%, 1.65%, 0.65% and 0.50% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

(4) Expenses shown above have been restated to reflect a change in the Fund's contractual fee waiver for Class A shares, Class C shares and Class Y shares and will differ from the expenses reflected in the Fund's Annual Report for the fiscal year ended September 30, 2010.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         Assuming Redemption                        Assuming No
                           at End of Period                         Redemption
             Class A     Class C     Class Y     Institutional        Class C
1 Year          $564        $273         $68              $53          $170
3 Years         $876        $646        $346             $303          $646
5 Years       $1,210      $1,148        $644             $572         $1,148
10 Years      $2,153      $2,530      $1,492           $1,341         $2,530




                   P.O. Box 5354 o Cincinnati, OH 45201-5354
                Ph: 800.543.0407 o www.TouchstoneInvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.

                                                       TSF-56-TFGT-TCPAX-S7-1101